UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04892
                                   ----------

                           TEMPLETON GROWTH FUND, INC.
                         ------------------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          ---------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 2/28/06
                          -------



ITEM 1. REPORTS TO STOCKHOLDERS




                                [GRAPHIC OMITTED]

                                                         FEBRUARY 28, 2006

--------------------------------------------------------------------------------
     SEMI ANNUAL REPORT AND SHAREHOLDER LETTER       |         GLOBAL
--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                 [GRAPHIC OMITTED]                     THIS DOCUMENT
                                                       FASTER VIA EMAIL?
            TEMPLETON GROWTH FUND, INC.                Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                   [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INVESTMENTS

                    Franklin  o  TEMPLETON  o  Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Templeton Growth Fund, Inc. ...............................................    4

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   13

Financial Highlights and Statement of Investments .........................   15

Financial Statements ......................................................   25

Notes to Financial Statements .............................................   29

Shareholder Information ...................................................   38

--------------------------------------------------------------------------------


Semiannual Report

Templeton Growth Fund, Inc.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Growth Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Templeton Growth Fund covers the period ended February 28, 2006.

PERFORMANCE OVERVIEW

Templeton Growth Fund - Class A posted a +7.82% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which posted a +10.50% total return for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. In line with our long-term investment strategy, we are pleased with our long-term results. For the 10-year period ended February 28, 2006, Templeton Growth Fund - Class A delivered a +176.96% cumulative total return, compared with the MSCI World Index's +109.42% cumulative total return for the same period. 1 You can find more performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

The global economy overcame fears of derailment generated by higher energy costs and advanced at a fair pace over the six-month period ended February 28, 2006. In the fourth quarter of 2005, gross domestic product grew at annualized rates of 5.5% in Japan, 1.6% in the U.S. and 1.2% in the euro zone. 2 Based on more recent economic indicators, the economic expansion probably accelerated in the first two months of this year.

1. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Sources: Economic and Social Research Institute (Japan); U.S. Bureau of Economic Analysis; Eurostat.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


4 | Semiannual Report

Excluding the volatile energy and food sectors, inflation was relatively subdued worldwide and monetary policy remained fairly accommodative. The U.S. Federal Reserve Board raised the short-term federal funds target rate in four quarter-point increments, bringing it to 4.50%. The European Central Bank (ECB) made one increase that brought short-term rates to 2.25%, after keeping rates at historically low levels for more than two and a half years. Even after these increases, both rates remained at levels considered supportive of further economic growth.

Strong demand for oil sustained high prices during most of the reporting period, while prices for other commodities such as industrial metals were also high, led by copper, whose contract price rose 29% over the six-month period. 3 This contributed to economic growth in countries such as Australia and Canada, and emerging markets in Asia and Latin America that are tied to mining and industrial commodities.

In this environment, global equity markets performed strongly, particularly outside the U.S. The six-month total return for the MSCI Europe, Australasia, Far East (EAFE) Index was +15.23%, calculated in U.S. dollars. 4 By comparison the total return for the MSCI USA Index was +6.20%. 5 The performance of non-U.S. equity markets would have been stronger had the dollar not appreciated in value versus other major currencies. For the reporting period, the dollar rose against the British pound (+2.70%), the euro (+3.16%), the yen (+4.22%) and the Swiss franc (+4.22%). 6 However, the dollar declined versus some other currencies. For example, the dollar fell against the Brazilian real (-9.72%), the South Korean won (-6.68%), the Canadian dollar (-4.22%) and the Mexican peso (-3.27%). 6

In terms of global sector performance, as measured by the MSCI World Index, materials and financial stocks provided the strongest total returns, while energy and consumer staples provided the lowest positive returns. The telecommunication services sector was the only sector that had negative returns for the period.

3. Source: New York Mercantile Exchange.

4. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

5. Source: Standard & Poor's Micropal. The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.

6. Source: IDC/ExShare via FactSet Research Systems.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 2/28/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL]

Europe                                              40.5%
North America                                       32.5%
Asia                                                15.6%
Latin America                                        0.8%
Middle East & Africa                                 0.6%
Australia & New Zealand                              0.4%
Short-Term Investments & Other Net Assets            9.6%


                                                          Semiannual Report | 5

TOP 10 COUNTRIES
Based on Equity Securities
2/28/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
U.S.                                                                       29.4%
--------------------------------------------------------------------------------
U.K.                                                                       15.6%
--------------------------------------------------------------------------------
Japan                                                                      10.1%
--------------------------------------------------------------------------------
Germany                                                                     5.5%
--------------------------------------------------------------------------------
Netherlands                                                                 5.2%
--------------------------------------------------------------------------------
Switzerland                                                                 4.9%
--------------------------------------------------------------------------------
France                                                                      3.8%
--------------------------------------------------------------------------------
South Korea                                                                 3.6%
--------------------------------------------------------------------------------
Bermuda                                                                     2.0%
--------------------------------------------------------------------------------
Hong Kong                                                                   2.0%
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon.

MANAGER'S DISCUSSION

Our bottom-up investment strategy frequently results in a portfolio that has a very different geographic and industry mix than that of the Fund's benchmark, the MSCI World Index. The Fund's exposure to South Korea, not represented in the benchmark, helped performance, as did stock selection in and overweighted exposure to Germany. Of the top 10 individual holdings that benefited performance, 5 were from Japan. In particular, Japanese bank Mitsubishi UFJ Financial Group and digital camera and medical products company Olympus significantly outperformed the MSCI World Index for the period. Stock selection in the computers and peripherals sector boosted performance relative to the index, notably Seagate Technology, which appreciated in value 61%.

Despite the Fund's positive return, there were several detractors from performance relative to the benchmark index. For example, the Fund's overweighting and stock selection in the U.K. hindered performance. U.K.-based Vodafone Group delivered lower-than-expected earnings and announced lowered earnings forecasts. In addition, stock selection in the U.S. and France hurt relative performance. In France, a recent investment in France Telecom declined in value as short-term earnings expectations were revised downward.

During the six months under review, the Fund invested in a range of new positions, as well as added to several existing holdings. U.S. exposure increased and ended the period at 29.4% of total net assets, up from a relatively low 24.6% at the beginning of the period. New U.S. holdings included positions in Microsoft and Tyco International. Microsoft has a strong cash generating business with its Windows(R) and Office(R) products. The company had excess cash on its balance sheet, which was being returned to shareholders through share buybacks and dividends. Industrial conglomerate Tyco announced a plan to split into three constituent parts -- electronics, health care, and fire


6 | Semiannual Report
and security. Elsewhere in the U.S., we added cable operator Comcast to the portfolio. Consistent with our investment strategy, we sought to take advantage of widespread pessimism regarding the cable industry's long-term outlook, and bought shares of a company with attractive growth prospects and a strong cash position. Elsewhere in the media sector, we added to holdings in satellite operator DIRECTV Group, advertising agency Interpublic Group of Cos., and media conglomerate News Corp. We also initiated a position in Time Warner, a leading global media and entertainment company. The global media industry has significantly underperformed the overall MSCI World Index in the past five years. Largely as a result, we found what we believed were a number of attractive opportunities to apply our investment strategy and invest during times of pessimism.

Outside the U.S., we initiated positions in HSBC Holdings and Peugeot. U.K.-based HSBC is a globally diversified bank with particular strengths in consumer finance. The company had what we believed were a strong balance sheet, a high return on equity (a measure of profitability) and an attractive dividend yield. Peugeot, a leading French automotive manufacturer, had a relatively young model range and strong balance sheet, and it conducted a share buyback program. The Fund increased its weighting in German automotive manufacturer Bayerische Motoren Werke (BMW), which shares many of Peugeot's attributes. On the other hand, we sold our position in Volkswagen on news that Porsche was taking a 20% stake in the company.

We also sold holdings in some other industries. We sold most of our position in Noble Corp., a U.S. oil services company, following price appreciation during the period largely due to high oil prices. The company enjoyed rising daily use rates for its fleet of drilling rigs, but in our assessment traded at a relatively expensive valuation. The Fund also sold the remainder of its Cadbury Schweppes position, a U.K.-based confectioner. The company experienced stock price appreciation the past few years largely due to the successful integration of gum manufacturer Halls.

It is also important to recognize the effect of currency movements on the Fund's performance. For the six months ended February 28, 2006, the U.S. dollar appreciated in value relative to most non-U.S. currencies. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value,

TOP 10 EQUITY HOLDINGS
2/28/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     2.2%
  INDUSTRIAL CONGLOMERATES, U.S.
--------------------------------------------------------------------------------
News Corp., A                                                               2.0%
  MEDIA, U.S.
--------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC                                            1.9%
  COMMERCIAL BANKS, U.K.
--------------------------------------------------------------------------------
Siemens AG                                                                  1.9%
  INDUSTRIAL CONGLOMERATES, GERMANY
--------------------------------------------------------------------------------
Merck & Co. Inc.                                                            1.8%
  PHARMACEUTICALS, U.S.
--------------------------------------------------------------------------------
Royal Dutch Shell PLC, B, ord. & ADR                                        1.7%
  OIL, GAS & CONSUMABLE FUELS, U.K.
--------------------------------------------------------------------------------
GlaxoSmithKline PLC                                                         1.7%
  PHARMACEUTICALS, U.K.
--------------------------------------------------------------------------------
Pfizer Inc.                                                                 1.6%
  PHARMACEUTICALS, U.S.
--------------------------------------------------------------------------------
Nestle SA                                                                   1.6%
  FOOD PRODUCTS, SWITZERLAND
--------------------------------------------------------------------------------
Bayerische Motoren Werke AG                                                 1.6%
  AUTOMOBILES, GERMANY
--------------------------------------------------------------------------------


                                                           Semiannual Report | 7
which can contribute to Fund performance. The Fund's performance was negatively affected by the portfolio's primary investment in securities with non-U.S. currency exposure due to the U.S. dollar's increase in value during the period.

Thank you for investing in Templeton Growth Fund. We welcome your comments and look forward to serving your future investment needs.

[PHOTO OMITTED]     /s/ Murdo Murchison

                    Murdo Murchison, CFA
                    Portfolio Manager
                    Templeton Growth Fund, Inc.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Semiannual Report

Performance Summary as of 2/28/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: TEPLX)                         CHANGE      2/28/06      8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.05       $23.81       $23.86
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-2/28/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.4109
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.0712
--------------------------------------------------------------------------------
Long-Term Capital Gain              $1.2482
--------------------------------------------------------------------------------
       TOTAL                        $1.7303
--------------------------------------------------------------------------------
CLASS B (SYMBOL: TMGBX)                         CHANGE      2/28/06      8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.02       $23.39       $23.37
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-2/28/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.2368
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.0712
--------------------------------------------------------------------------------
Long-Term Capital Gain              $1.2482
--------------------------------------------------------------------------------
       TOTAL                        $1.5562
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TEGTX)                         CHANGE      2/28/06      8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.01       $23.27       $23.28
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-2/28/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.2529
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.0712
--------------------------------------------------------------------------------
Long-Term Capital Gain              $1.2482
--------------------------------------------------------------------------------
       TOTAL                        $1.5723
--------------------------------------------------------------------------------
CLASS R (SYMBOL: TEGRX)                         CHANGE      2/28/06      8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.06       $23.62       $23.68
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-2/28/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.3732
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.0712
--------------------------------------------------------------------------------
Long-Term Capital Gain              $1.2482
--------------------------------------------------------------------------------
       TOTAL                        $1.6926
--------------------------------------------------------------------------------


                                                           Semiannual Report | 9

--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: TGADX)                   CHANGE      2/28/06      8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.07       $23.83       $23.90
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-2/28/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.4665
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.0712
--------------------------------------------------------------------------------
Long-Term Capital Gain              $1.2482
--------------------------------------------------------------------------------
       TOTAL                        $1.7859
--------------------------------------------------------------------------------


10 | Semiannual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------------
CLASS A                                     6-MONTH          1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                     +7.82%         +10.18%         +58.79%          +176.96%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                 +1.64%          +3.85%          +8.40%          + 10.07%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $10,164         $10,385         $14,968           $26,104
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                            +7.25%          +9.81%          + 10.13%
-----------------------------------------------------------------------------------------------------------

CLASS B                                     6-MONTH          1-YEAR          5-YEAR      INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                     +7.41%          +9.38%         +52.99%           +99.73%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                 +3.41%          +5.38%          +8.59%           +10.14%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $10,341         $10,538         $15,099           $19,973
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                            +8.98%         +10.02%           +10.26%
-----------------------------------------------------------------------------------------------------------

CLASS C                                     6-MONTH          1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                     +7.43%          +9.36%         +52.97%          +156.82%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                 +6.43%          +8.36%          +8.87%           +9.89%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $10,643         $10,836         $15,297           $25,682
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                           +11.98%         +10.28%            +9.95%
-----------------------------------------------------------------------------------------------------------

CLASS R                                     6-MONTH          1-YEAR          3-YEAR      INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                     +7.66%          +9.89%         +82.89%           +55.70%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                 +6.66%          +8.89%         +22.29%           +11.24%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $10,666         $10,889         $18,289           $15,570
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                           +12.51%         +23.95%           +11.44%
-----------------------------------------------------------------------------------------------------------

ADVISOR CLASS 5                             6-MONTH          1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                     +7.99%        + 10.48%         +60.80%          +185.89%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                 +7.99%        + 10.48%          +9.97%           +11.08%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $10,799         $11,048         $16,080           $28,589
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                           +14.10%         +11.39%           +11.14%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 11

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS.

INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +146.45% and +10.35%.


12 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------
                                                BEGINNING ACCOUNT       ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                           VALUE 9/1/05           VALUE 2/28/06     PERIOD* 9/1/05-2/28/06
-----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000               $1,078.20                $5.41
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000               $1,019.59                $5.26
-----------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000               $1,074.10                $9.21
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000               $1,015.92                $8.95
-----------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000               $1,074.30                $9.21
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000               $1,015.92                $8.95
-----------------------------------------------------------------------------------------------------------------
CLASS R
-----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000               $1,076.60                $6.74
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000               $1,018.30                $6.56
-----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000               $1,079.90                $4.13
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000               $1,020.83                $4.01
-----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 1.05%;
B: 1.79%; C: 1.79%; R: 1.31%; and Advisor: 0.80%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


14 | Semiannual Report

Templeton Growth Fund, Inc.

FINANCIAL HIGHLIGHTS

                                       -------------------------------------------------------------------------------------------
                                       SIX MONTHS ENDED
                                       FEBRUARY 28, 2006                            YEAR ENDED AUGUST 31,
CLASS A                                   (UNAUDITED)        2005            2004            2003           2002           2001
                                       -------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of
 period .............................  $     23.86       $     21.03     $     18.54     $     17.10    $     18.11    $     19.67
                                       -------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ............         0.10              0.36            0.36            0.34           0.33           0.39
 Net realized and unrealized
  gains (losses) ....................         1.58              3.66            2.58            1.46          (0.88)         (0.16)
                                       -------------------------------------------------------------------------------------------
Total from investment operations ....         1.68              4.02            2.94            1.80          (0.55)          0.23
                                       -------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ..............        (0.41)            (0.41)          (0.45)          (0.36)         (0.40)         (0.37)
 Net realized gains .................        (1.32)            (0.78)             --              --          (0.06)         (1.42)
                                       -------------------------------------------------------------------------------------------
Total distributions .................        (1.73)            (1.19)          (0.45)          (0.36)         (0.46)         (1.79)
                                       -------------------------------------------------------------------------------------------
Redemption fees .....................           -- c              -- c            -- c            -- c           --             --
                                       -------------------------------------------------------------------------------------------
Net asset value, end of period ......  $     23.81       $     23.86     $     21.03     $     18.54    $     17.10    $     18.11
                                       ===========================================================================================
Total return b ......................         7.82%            19.72%          16.14%          10.90%         (3.01)%         1.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...  $22,599,094       $20,786,173     $15,771,174     $13,021,261    $11,689,389    $12,092,917
Ratios to average net assets:
 Expenses ...........................         1.05% d,e         1.06% e         1.10% e         1.13%          1.10%          1.15%
 Net investment income ..............         0.88% d           1.61%           1.75%           2.05%          1.85%          2.11%
Portfolio turnover rate .............        19.03%            19.95%          24.58%          32.12%         55.63%         24.29%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 15

Templeton Growth Fund, Inc.

                                                ----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                FEBRUARY 28, 2006                        YEAR ENDED AUGUST 31,
CLASS B                                            (UNAUDITED)      2005           2004           2003         2002         2001
                                                ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period .........     $  23.37       $  20.64       $  18.24       $  16.85     $  17.87     $  19.45
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a .....................         0.02           0.19           0.21           0.22         0.20         0.25
 Net realized and unrealized gains (losses) ..         1.56           3.59           2.54           1.43        (0.87)       (0.16)
                                                   -------------------------------------------------------------------------------
Total from investment operations .............         1.58           3.78           2.75           1.65        (0.67)        0.09
                                                   -------------------------------------------------------------------------------
Less distributions from:
 Net investment income .......................        (0.24)         (0.27)         (0.35)         (0.26)       (0.29)       (0.25)
 Net realized gains ..........................        (1.32)         (0.78)            --             --        (0.06)       (1.42)
                                                   -------------------------------------------------------------------------------
Total distributions ..........................        (1.56)         (1.05)         (0.35)         (0.26)       (0.35)       (1.67)
                                                   -------------------------------------------------------------------------------
Redemption fees ..............................           -- c           -- c           -- c           -- c         --           --
                                                   -------------------------------------------------------------------------------
Net asset value, end of period ...............     $  23.39       $  23.37       $  20.64       $  18.24     $  16.85     $  17.87
                                                   ===============================================================================
Total return b ...............................         7.41%         18.84%         15.27%         10.08%       (3.74)%       0.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............     $575,469       $557,670       $433,467       $278,340     $166,015     $ 93,301
Ratios to average net assets:
 Expenses ....................................         1.79% d,e      1.81% e        1.85% e        1.88%        1.85%        1.89%
 Net investment income .......................         0.14% d        0.86%          1.00%          1.30%        1.10%        1.40%
Portfolio turnover rate ......................        19.03%         19.95%         24.58%         32.12%       55.63%       24.29%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charges, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


16 | See notes to financial statements. | Semiannual Report

Templeton Growth Fund, Inc.

                                           ---------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                           FEBRUARY 28, 2006                            YEAR ENDED AUGUST 31,
CLASS C                                       (UNAUDITED)        2005            2004            2003          2002         2001
                                           ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period ...    $    23.28        $    20.56      $    18.15      $    16.74     $  17.73     $  19.28
                                            --------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ...............          0.01              0.19            0.20            0.21         0.20         0.25
 Net realized and unrealized
  gains (losses) .......................          1.55              3.57            2.54            1.44        (0.86)       (0.16)
                                            --------------------------------------------------------------------------------------
Total from investment operations .......          1.56              3.76            2.74            1.65        (0.66)        0.09
                                            --------------------------------------------------------------------------------------
Less distributions from:
 Net investment income .................         (0.25)            (0.26)          (0.33)          (0.24)       (0.27)       (0.22)
 Net realized gains ....................         (1.32)            (0.78)             --              --        (0.06)       (1.42)
                                            --------------------------------------------------------------------------------------
Total distributions ....................         (1.57)            (1.04)          (0.33)          (0.24)       (0.33)       (1.64)
                                            --------------------------------------------------------------------------------------
Redemption fees ........................            -- c              -- c            -- c            -- c         --           --
                                            --------------------------------------------------------------------------------------
Net asset value, end of period .........    $    23.27        $    23.28      $    20.56      $    18.15     $  16.74     $  17.73
                                            ======================================================================================
Total return b .........................          7.43%            18.77%          15.30%          10.08%       (3.73)%       0.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......    $2,198,280        $1,965,909      $1,394,289      $1,064,405     $897,064     $906,390
Ratios to average net assets:
 Expenses ..............................          1.79% d,e         1.81% e         1.85% e         1.88%        1.84%        1.89%
 Net investment income .................          0.14% d           0.86%           1.00%           1.30%        1.11%        1.37%
Portfolio turnover rate ................         19.03%            19.95%          24.58%          32.12%       55.63%       24.29%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charges, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 17

Templeton Growth Fund, Inc.

                                               -----------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                               FEBRUARY 28, 2006                  YEAR ENDED AUGUST 31,
CLASS R                                           (UNAUDITED)       2005           2004           2003          2002f
                                               -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period .......      $  23.68        $  20.90       $  18.44       $  17.07      $  18.06
                                                  --------------------------------------------------------------------
Income from investment operations:
 Net investment income a ...................          0.06            0.32           0.33           0.32          0.32
 Net realized and unrealized
  gains (losses) ...........................          1.57            3.62           2.56           1.42         (1.31)
                                                  --------------------------------------------------------------------
Total from investment operations ...........          1.63            3.94           2.89           1.74         (0.99)
                                                  --------------------------------------------------------------------
Less distributions from:
 Net investment income .....................         (0.37)          (0.38)         (0.43)         (0.37)           --
 Net realized gains ........................         (1.32)          (0.78)            --             --            --
                                                  --------------------------------------------------------------------
Total distributions ........................         (1.69)          (1.16)         (0.43)         (0.37)           --
                                                  --------------------------------------------------------------------
Redemption fees ............................            -- c            -- c           -- c           -- c          --
                                                  --------------------------------------------------------------------
Net asset value, end of period .............      $  23.62        $  23.68       $  20.90       $  18.44      $  17.07
                                                  ====================================================================
Total return b .............................          7.66%          19.44%         15.85%         10.58%        (5.48)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........      $368,273        $123,139       $ 57,951       $ 28,584      $  5,394
Ratios to average net assets:
 Expenses ..................................          1.31% d,e       1.31% e        1.35% e        1.39%         1.35% d
 Net investment income .....................          0.62% d         1.36%          1.50%          1.79%         1.60% d
Portfolio turnover rate ....................         19.03%          19.95%         24.58%         32.12%        55.63%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charges, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f For the period January 2, 2002 (effective date) to August 31, 2002.


18 | See notes to financial statements. | Semiannual Report

Templeton Growth Fund, Inc.

                                            --------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                            FEBRUARY 28, 2006                           YEAR ENDED AUGUST 31,
ADVISOR CLASS                                  (UNAUDITED)         2005           2004           2003          2002          2001
                                            --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period ....     $    23.90        $    21.07      $  18.57       $  17.13      $ 18.15       $ 19.71
                                              ------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ................           0.13              0.45          0.48           0.38         0.37          0.43
 Net realized and unrealized
  gains (losses) ........................           1.59              3.63          2.52           1.46        (0.88)        (0.15)
                                              ------------------------------------------------------------------------------------
Total from investment operations ........           1.72              4.08          3.00           1.84        (0.51)         0.28
                                              ------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ..................          (0.47)            (0.47)        (0.50)         (0.40)       (0.45)        (0.42)
 Net realized gains .....................          (1.32)            (0.78)           --             --        (0.06)        (1.42)
                                              ------------------------------------------------------------------------------------
Total distributions .....................          (1.79)            (1.25)        (0.50)         (0.40)       (0.51)        (1.84)
                                              ------------------------------------------------------------------------------------
Redemption fees .........................             -- c              -- c          -- c           -- c         --            --
                                              ------------------------------------------------------------------------------------
Net asset value, end of period ..........     $    23.83        $    23.90      $  21.07       $  18.57      $ 17.13       $ 18.15
                                              ====================================================================================
Total return b ..........................           7.99%            19.97%        16.43%         11.19%       (2.80)%        1.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......     $3,251,806        $2,549,202      $911,764       $137,776      $98,999       $84,975
Ratios to average net assets:
 Expenses ...............................           0.80% d,e         0.81% e       0.85% e        0.88%        0.85%         0.90%
 Net investment income ..................           1.13% d           1.86%         2.00%          2.30%        2.10%         2.36%
Portfolio turnover rate .................          19.03%            19.95%        24.58%         32.12%       55.63%        24.29%

a Based on average daily shares outstanding.

b Total return is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 19

Templeton Growth Fund, Inc.

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    INDUSTRY                    SHARES/WARRANTS          VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS(CONTINUED)AND WARRANTS 89.5%
    BERMUDA 2.0%
    Accenture Ltd., A ..........................                   IT Services                      4,492,900       $   146,738,114
    ACE Ltd. ...................................                    Insurance                       3,700,000           206,201,000
    XL Capital Ltd., A .........................                    Insurance                       3,418,300           230,906,165
                                                                                                                    ---------------
                                                                                                                        583,845,279
                                                                                                                    ---------------
    CANADA 1.0%
    BCE Inc. ...................................     Diversified Telecommunication Services        12,325,460           299,647,219
                                                                                                                    ---------------
    FINLAND 1.9%
    Stora Enso OYJ, R (EUR/FIM Traded) .........             Paper & Forest Products               19,000,000           271,379,933
    Stora Enso OYJ, R (SEK Traded) .............             Paper & Forest Products                  145,997             2,075,629
    UPM-Kymmene OYJ ............................             Paper & Forest Products               13,000,000           275,886,637
                                                                                                                    ---------------
                                                                                                                        549,342,199
                                                                                                                    ---------------
    FRANCE 3.8%
    Accor SA ...................................          Hotels, Restaurants & Leisure             6,100,000           366,908,960
    France Telecom SA ..........................     Diversified Telecommunication Services        15,500,000           337,257,703
    Peugeot SA .................................                   Automobiles                      1,942,372           113,311,747
    Sanofi-Aventis .............................                 Pharmaceuticals                    3,399,998           289,430,427
                                                                                                                    ---------------
                                                                                                                      1,106,908,837
                                                                                                                    ---------------
    GERMANY 5.0%
    Bayerische Motoren Werke AG ................                   Automobiles                      9,508,896           456,880,324
    E.ON AG ....................................               Electric Utilities                   2,051,805           227,502,589
    Muenchener Rueckversicherungs-
     Gesellschaft AG ...........................                    Insurance                       1,620,000           220,049,519
    Siemens AG .................................            Industrial Conglomerates                6,000,000           551,606,360
                                                                                                                    ---------------
                                                                                                                      1,456,038,792
                                                                                                                    ---------------
    HONG KONG 2.0%
    Cheung Kong (Holdings) Ltd. ................                   Real Estate                     30,000,800           316,715,823
    Hong Kong Electric Holdings Ltd. ...........               Electric Utilities                  37,000,000           170,979,447
    Swire Pacific Ltd., A ......................                   Real Estate                      9,190,000            88,192,821
    Swire Pacific Ltd., B ......................                   Real Estate                      2,359,500             4,303,576
                                                                                                                    ---------------
                                                                                                                        580,191,667
                                                                                                                    ---------------
    ITALY 1.1%
    Eni SpA ....................................           Oil, Gas & Consumable Fuels              9,000,000           257,096,778
    Unicredito Italiano SpA ....................                Commercial Banks                    8,834,000            64,299,912
                                                                                                                    ---------------
                                                                                                                        321,396,690
                                                                                                                    ---------------
    JAPAN 10.1%
    Fuji Photo Film Co. Ltd. ...................          Leisure Equipment & Products              8,000,000           259,145,683
    Hitachi Ltd. ...............................       Electronic Equipment & Instruments          41,504,000           294,344,439
    KDDI Corp. .................................       Wireless Telecommunication Services             55,000           284,585,151
    Konica Minolta Holdings Ltd. ...............               Office Electronics                  20,000,000           252,235,132
    Mitsubishi UFJ Financial Group Inc. ........                Commercial Banks                       26,046           393,732,994
    Nintendo Co. Ltd. ..........................                    Software                        2,000,000           298,190,299


20 | Semiannual Report

Templeton Growth Fund, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                                                    INDUSTRY                    SHARES/WARRANTS          VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONTINUED)
    JAPAN (CONTINUED)
    Nomura Holdings Inc. .......................                 Capital Markets                   12,000,067       $   232,714,123
    Olympus Corp. ..............................         Health Care Equipment & Supplies          10,000,125           291,110,623
    Sony Corp. .................................                Household Durables                  7,300,000           348,715,069
    Takeda Pharmaceutical Co. Ltd. .............                 Pharmaceuticals                    4,700,000           263,896,687
                                                                                                                    ---------------
                                                                                                                      2,918,670,200
                                                                                                                    ---------------
    MEXICO 0.8%
    Telefonos de Mexico SA de CV
     (Telmex), L, ADR ..........................      Diversified Telecommunication Services       10,863,300           243,229,287
                                                                                                                    ---------------
    NETHERLANDS 5.2%
    Akzo Nobel NV ..............................                    Chemicals                       5,500,000           279,344,162
    Koninklijke Philips Electronics NV .........                Household Durables                  9,000,000           293,150,417
    Reed Elsevier NV ...........................                      Media                        26,075,600           352,545,095
    Unilever NV ................................                  Food Products                     3,600,000           250,014,814
    VNU NV .....................................                      Media                         9,000,000           291,648,182
    Wolters Kluwer NV ..........................                      Media                         1,250,000            27,451,555
                                                                                                                    ---------------
                                                                                                                      1,494,154,225
                                                                                                                    ---------------
    SOUTH AFRICA 0.6%
  a Sappi Ltd. .................................             Paper & Forest Products               14,000,000           177,169,246
                                                                                                                    ---------------
    SOUTH KOREA 3.6%
    Kookmin Bank ...............................                 Commercial Banks                   4,000,000           307,312,050
    KT Corp., ADR ..............................      Diversified Telecommunication Services       13,140,600           268,331,052
    Samsung Electronics Co. Ltd. ...............     Semiconductors & Semiconductor Equipment         260,000           183,954,686
    SK Telecom Co. Ltd. ........................       Wireless Telecommunication Services            600,000           125,128,733
    SK Telecom Co. Ltd., ADR ...................       Wireless Telecommunication Services          7,000,000           169,050,000
                                                                                                                    ---------------
                                                                                                                      1,053,776,521
                                                                                                                    ---------------
    SPAIN 1.6%
    Banco Santander Central Hispano SA .........                 Commercial Banks                  15,818,640           231,032,215
    Repsol YPF SA ..............................           Oil, Gas & Consumable Fuels              8,300,000           231,954,612
                                                                                                                    ---------------
                                                                                                                        462,986,827
                                                                                                                    ---------------
    SWEDEN 0.9%
    Svenska Cellulosa AB, B ....................             Paper & Forest Products                5,859,549           245,841,739
                                                                                                                    ---------------
    SWITZERLAND 4.9%
    Lonza Group AG .............................                    Chemicals                          70,850             4,598,931
    Nestle SA ..................................                  Food Products                     1,600,000           470,498,552
    Novartis AG ................................                 Pharmaceuticals                    4,000,000           215,276,719
    Swiss Reinsurance Co. ......................                    Insurance                       4,267,827           304,031,432
  b Syngenta AG ................................                    Chemicals                       1,000,000           141,180,058
  b Syngenta AG, wts., 5/23/06 .................                    Chemicals                       1,000,000               620,761
    UBS AG .....................................                 Capital Markets                    2,700,000           286,712,913
                                                                                                                    ---------------
                                                                                                                      1,422,919,366
                                                                                                                    ---------------


                                                          Semiannual Report | 21

Templeton Growth Fund, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                                                    INDUSTRY                    SHARES/WARRANTS          VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONTINUED)
    UNITED KINGDOM 15.6%
    Aviva PLC ..................................                    Insurance                       2,321,200       $    32,127,803
    BAE Systems PLC ............................               Aerospace & Defense                 27,000,000           198,931,942
    BP PLC .....................................           Oil, Gas & Consumable Fuels             39,500,003           436,545,129
    British Sky Broadcasting Group PLC .........                      Media                        35,000,000           310,063,676
    Compass Group PLC ..........................          Hotels, Restaurants & Leisure            68,389,574           260,640,051
    GlaxoSmithKline PLC ........................                 Pharmaceuticals                   19,000,000           481,962,627
    HSBC Holdings PLC ..........................                 Commercial Banks                   5,304,000            91,340,419
    National Grid PLC ..........................                Electric Utilities                 25,097,959           264,388,698
    Pearson PLC ................................                      Media                        22,000,000           273,627,905
    Rentokil Initial PLC .......................          Commercial Services & Supplies           70,000,000           193,406,055
  b Rolls-Royce Group PLC ......................               Aerospace & Defense                 20,000,000           153,935,432
    Royal Bank of Scotland Group PLC ...........                 Commercial Banks                  16,520,000           553,232,188
    Royal Dutch Shell PLC, B ...................           Oil, Gas & Consumable Fuels             14,891,630           469,180,591
    Royal Dutch Shell PLC, B, ADR ..............           Oil, Gas & Consumable Fuels                258,599            16,299,495
    Shire PLC ..................................                 Pharmaceuticals                    8,000,000           125,042,935
    Smiths Group PLC ...........................             Industrial Conglomerates              12,000,000           197,668,883
    Standard Chartered PLC .....................                 Commercial Banks                   5,314,800           136,399,740
    Vodafone Group PLC .........................       Wireless Telecommunication Services        170,000,000           325,062,513
                                                                                                                    ---------------
                                                                                                                      4,519,856,082
                                                                                                                    ---------------
    UNITED STATES 29.4%
    Abbott Laboratories ........................                 Pharmaceuticals                    4,567,650           201,798,777
    American International Group Inc. ..........                    Insurance                       6,350,000           421,386,000
    Bank of New York Co. Inc. ..................                 Capital Markets                   10,000,000           342,400,000
    Bristol-Myers Squibb Co. ...................                 Pharmaceuticals                   12,000,000           277,200,000
  b Cadence Design Systems Inc. ................                     Software                      10,000,000           177,500,000
  b Comcast Corp., A ...........................                      Media                         8,000,000           214,000,000
  b DIRECTV Group Inc. .........................                      Media                        20,000,000           315,200,000
    DTE Energy Co. .............................                 Multi-Utilities                    6,354,100           275,132,530
    Eastman Kodak Co. ..........................           Leisure Equipment & Products             1,618,400            45,396,120
    El Paso Corp. ..............................           Oil, Gas & Consumable Fuels             28,000,000           366,240,000
    Electronic Data Systems Corp. ..............                   IT Services                     12,000,000           320,400,000
    Florida East Coast Industries Inc. .........                   Road & Rail                        470,546            23,922,559
    H&R Block Inc. .............................          Diversified Consumer Services            13,000,000           289,900,000
    H.J. Heinz Co. .............................                  Food Products                     6,500,000           246,155,000
    HCA Inc. ...................................         Health Care Providers & Services           5,000,000           239,500,000
    International Paper Co. ....................             Paper & Forest Products               10,000,000           327,700,000
a,b Interpublic Group of Cos. Inc. .............                      Media                        30,000,000           310,800,000
  a Maxtor Corp. ...............................             Computers & Peripherals                8,354,260            80,200,896
    Merck & Co. Inc. ...........................                 Pharmaceuticals                   15,000,000           522,900,000
    Microsoft Corp. ............................                     Software                       4,296,640           115,579,616
    News Corp., A ..............................                      Media                        36,500,000           594,220,000
    Noble Corp. ................................           Energy Equipment & Services                 43,900             3,244,649
    Pfizer Inc. ................................                 Pharmaceuticals                   18,000,000           471,420,000
    Raytheon Co. ...............................               Aerospace & Defense                  7,500,000           325,500,000
  b Seagate Technology .........................             Computers & Peripherals               14,198,400           377,251,488
    St. Joe Co. ................................                   Real Estate                      1,415,700            84,842,901
a,b Tenet Healthcare Corp. .....................         Health Care Providers & Services          35,000,000           276,150,000


22 | Semiannual Report

Templeton Growth Fund, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                                                    INDUSTRY                    SHARES/WARRANTS          VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONTINUED)
    UNITED STATES (CONTINUED)
    Time Warner Inc. ...........................                      Media                        14,000,000       $  242,340,000
    Torchmark Corp. ............................                    Insurance                       1,853,700          101,341,779
    Tyco International Ltd. ....................            Industrial Conglomerates               24,500,000          631,855,000
  a Willis Group Holdings Ltd. .................                    Insurance                       9,000,000          309,960,000
                                                                                                                    ---------------
                                                                                                                     8,531,437,315
                                                                                                                    ---------------
    TOTAL COMMON STOCKS AND WARRANTS
      (COST $20,729,385,619) ...................                                                                    25,967,411,491
                                                                                                                    ---------------

                                                                                             --------------------
                                                                                              PRINCIPAL AMOUNT d
                                                                                             --------------------
    BONDS & NOTES 0.9%
    AUSTRALIA 0.4%
    New South Wales Treasury Corp.,
      6.50%, 5/01/06 ...........................                                                  149,000,000 AUD       110,800,947
                                                                                                                    ---------------
    GERMANY 0.5%
    Government of Germany, 4.50%, 8/18/06 ......                                                  125,000,000 EUR       150,230,945
                                                                                                                    ---------------
    TOTAL BONDS & NOTES
      (COST $191,367,021) ......................                                                                        261,031,892
                                                                                                                    ---------------
    SHORT TERM INVESTMENTS 11.0%
    GERMANY 0.3%
    Dresdner Bank AG, Time Deposit, 2.27%,
      3/01/06 ..................................                                                   88,878,745 EUR        88,878,745
                                                                                                                    ---------------
    UNITED KINGDOM 0.4%
    Royal Bank Of Canada, Time Deposit,
      2.33%, 3/01/06 ...........................                                                  109,664,521 EUR       109,664,521
                                                                                                                    ---------------
    UNITED STATES 10.3%
  c U.S. Treasury Bills, 3/02/06 - 6/15/06 .....                                                3,002,871,000         2,984,949,461
                                                                                                                    ---------------
    TOTAL SHORT TERM INVESTMENTS
      (COST $3,183,817,301) ....................                                                                      3,183,492,727
                                                                                                                    ---------------


                                                          Semiannual Report | 23

Templeton Growth Fund, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS
      (COST $24,104,569,941) 101.4%                                                                                 $29,411,936,110
    OTHER ASSETS, LESS LIABILITIES (1.4)%                                                                              (419,014,314)
                                                                                                                    ---------------
    NET ASSETS 100.0% ..........................                                                                    $28,992,921,796
                                                                                                                    ===============

CURRENCY ABBREVIATIONS

AUD - Australian Dollar

EUR - Euro

FIM - Finnish Markka

SEK - Swedish Krona

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt

a See Note 8 regarding holdings of 5% voting securities.

b Non-income producing.

c The security is traded on a discount basis with no stated coupon rate.

d The principal amount is stated in U.S. dollars unless otherwise indicated.


24 | See notes to financial statements. | Semiannual Report

Templeton Growth Fund, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2006 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ................................   $22,968,043,026
  Cost - Non-controlled affiliated issuers (Note 8) ..........     1,136,526,915
                                                                 ---------------
  Total cost of investments ..................................   $24,104,569,941
                                                                 ===============
  Value - Unaffiliated issuers ...............................   $28,337,856,864
  Value - Non-controlled affiliated issuers (Note 8) .........     1,074,079,246
                                                                 ---------------
  Total value of investments .................................    29,411,936,110
 Cash ........................................................               564
 Foreign currency, at value (cost $12,505) ...................            12,491
 Receivables:
  Investment securities sold .................................        17,413,383
  Capital shares sold ........................................        47,933,215
  Dividends and interest .....................................        65,106,764
                                                                 ---------------
     Total assets ............................................    29,542,402,527
                                                                 ---------------
Liabilities:
 Payables:
  Investment securities purchased ............................       494,506,966
  Capital shares redeemed ....................................        28,399,422
  Affiliates .................................................        24,589,397
 Accrued expenses and other liabilities ......................         1,984,946
                                                                 ---------------
     Total liabilities .......................................       549,480,731
                                                                 ---------------
        Net assets, at value .................................   $28,992,921,796
                                                                 ===============
Net assets consist of:
 Paid-in capital .............................................   $22,832,077,845
 Undistributed net investment income .........................        26,030,606
 Net unrealized appreciation (depreciation) ..................     5,306,884,650
 Accumulated net realized gain (loss) ........................       827,928,695
                                                                 ---------------
        Net assets, at value .................................   $28,992,921,796
                                                                 ===============


                     Semiannual Report | See notes to financial statements. | 25

Templeton Growth Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2006 (unaudited)

CLASS A:
 Net assets, at value
                                                                                 $22,599,094,378
                                                                                 ===============
 Shares outstanding ..........................................................       949,192,885
                                                                                 ===============
 Net asset value per share a .................................................   $         23.81
                                                                                 ===============
 Maximum offering price per share (net asset value per share / 94.25%) .......   $         25.26
                                                                                 ===============
CLASS B:
 Net assets, at value
                                                                                 $   575,468,789
                                                                                 ===============
 Shares outstanding ..........................................................        24,603,329
                                                                                 ===============
 Net asset value and maximum offering price per share a ......................   $         23.39
                                                                                 ===============
CLASS C:
 Net assets, at value
                                                                                 $ 2,198,279,599
                                                                                 ===============
 Shares outstanding ..........................................................        94,460,100
                                                                                 ===============
 Net asset value and maximum offering price per share a ......................   $         23.27
                                                                                 ===============
CLASS R:
 Net assets, at value
                                                                                 $   368,273,270
                                                                                 ===============
 Shares outstanding ..........................................................        15,590,564
                                                                                 ===============
 Net asset value and maximum offering price per share a ......................   $         23.62
                                                                                 ===============
ADVISOR CLASS:
 Net assets, at value
                                                                                 $ 3,251,805,760
                                                                                 ===============
 Shares outstanding ..........................................................       136,468,167
                                                                                 ===============
 Net asset value and maximum offering price per share a ......................   $         23.83
                                                                                 ===============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


26 | See notes to financial statements. | Semiannual Report

Templeton Growth Fund, Inc.

STATEMENT OF OPERATIONS
for the six months ended February 28, 2006 (unaudited)

Investment income:
 Dividends (net of foreign taxes of $10,811,055)
  Unaffiliated issuers .........................................................   $  201,671,096
  Non-controlled affiliated issuers (Note 8) ...................................        7,854,668
 Interest ......................................................................       50,582,016
 Other Income ..................................................................           25,474
                                                                                   --------------
        Total investment income ................................................      260,133,254
                                                                                   --------------
Expenses:
 Management fees (Note 3a) .....................................................       77,679,904
 Administrative fees (Note 3b) .................................................       10,392,163
 Distribution fees (Note 3c)
  Class A ......................................................................       26,506,369
  Class B ......................................................................        2,760,054
  Class C ......................................................................       10,176,535
  Class R ......................................................................          385,327
 Transfer agent fees (Note 3e) .................................................       15,260,545
 Custodian fees (Note 4) .......................................................        3,009,900
 Reports to shareholders .......................................................          395,156
 Registration and filing fees ..................................................          237,438
 Professional fees .............................................................          147,483
 Directors' fees and expenses ..................................................          139,267
 Other .........................................................................          346,228
                                                                                   --------------
        Total expenses .........................................................      147,436,369
        Expense reductions (Note 4) ............................................          (74,512)
                                                                                   --------------
           Net expenses ........................................................      147,361,857
                                                                                   --------------
              Net investment income ............................................      112,771,397
                                                                                   --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
    Unaffiliated issuers .......................................................    1,337,509,006
    Non-controlled affiliated issuers (Note 8) .................................       78,288,091
  Foreign currency transactions ................................................       (4,170,958)
                                                                                   --------------
        Net realized gain (loss) ...............................................    1,411,626,139
                                                                                   --------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ..................................................................      507,894,907
  Translation of assets and liabilities denominated in foreign currencies ......         (318,885)
                                                                                   --------------
        Net change in unrealized appreciation (depreciation) ...................      507,576,022
                                                                                   --------------
Net realized and unrealized gain (loss) ........................................    1,919,202,161
                                                                                   --------------
Net increase (decrease) in net assets resulting from operations ................   $2,031,973,558
                                                                                   ==============


                     Semiannual Report | See notes to financial statements. | 27

Templeton Growth Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       ------------------------------------
                                                                                       SIX MONTHS ENDED
                                                                                       FEBRUARY 28, 2006       YEAR ENDED
                                                                                          (UNAUDITED)       AUGUST 31, 2005
                                                                                       ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................................................   $   112,771,397      $   351,531,648
  Net realized gain (loss) from investments and foreign currency transactions ......     1,411,626,139        1,369,927,172
  Net change in unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities denominated in foreign currencies ........       507,576,022        2,165,857,145
                                                                                       ------------------------------------
        Net increase (decrease) in net assets resulting from operations ............     2,031,973,558        3,887,315,965
                                                                                       ------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ........................................................................      (364,078,746)        (315,892,462)
    Class B ........................................................................        (5,612,027)          (5,991,689)
    Class C ........................................................................       (21,758,494)         (18,445,114)
    Class R ........................................................................        (2,142,953)          (1,133,785)
    Advisor Class ..................................................................       (53,652,411)         (24,583,076)
 Net realized gains:
    Class A ........................................................................    (1,182,936,124)        (599,992,172)
    Class B ........................................................................       (31,606,483)         (17,379,944)
    Class C ........................................................................      (115,554,917)         (54,801,683)
    Class R ........................................................................        (7,764,925)          (2,389,825)
    Advisor Class ..................................................................      (155,085,846)         (42,556,319)
                                                                                       ------------------------------------
 Total distributions to shareholders ...............................................    (1,940,192,926)      (1,083,166,069)
                                                                                       ------------------------------------
 Capital share transactions: (Note 2)
    Class A ........................................................................     1,752,838,475        2,695,206,102
    Class B ........................................................................        15,286,218           60,798,204
    Class C ........................................................................       222,464,464          365,302,304
    Class R ........................................................................       244,365,048           54,697,709
    Advisor Class ..................................................................       684,071,417        1,433,232,545
                                                                                       ------------------------------------
 Total capital share transactions ..................................................     2,919,025,622        4,609,236,864
                                                                                       ------------------------------------
 Redemption fees ...................................................................            22,932               60,619
                                                                                       ------------------------------------
          Net increase (decrease) in net assets ....................................     3,010,829,186        7,413,447,379
Net assets:
 Beginning of period ...............................................................    25,982,092,610       18,568,645,231
                                                                                       ------------------------------------
 End of period .....................................................................   $28,992,921,796      $25,982,092,610
                                                                                       ====================================
Undistributed net investment income included in net assets:
 End of period .....................................................................   $    26,030,606      $   360,503,840
                                                                                       ====================================


28 | See notes to financial statements. | Semiannual Report

Templeton Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Short term investments are valued at cost.

Corporate debt and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into


                                                          Semiannual Report | 29

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


30 | Semiannual Report

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date (30 days or less prior to June 1, 2004). The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.


                                                          Semiannual Report | 31

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At February 28, 2006, there were 1.9 billion shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                             ----------------------------------------------------------------------
                                                    SIX MONTHS ENDED                         YEAR ENDED
                                                   FEBRUARY 28, 2006                       AUGUST 31, 2005
                                             ----------------------------------------------------------------------
                                                SHARES            AMOUNT              SHARES             AMOUNT
                                             ----------------------------------------------------------------------
CLASS A SHARES:
 Shares sold ........................         92,150,127     $ 2,153,137,159        166,510,153     $ 3,769,562,678
 Shares issued in reinvestment
  of distributions ..................         60,045,368       1,335,844,122         36,405,103         779,606,003
 Shares issued on merger
  (Note 9) ..........................                 --                  --         32,147,751         726,223,861
 Shares redeemed ....................        (74,263,896)     (1,736,142,806)      (113,625,221)     (2,580,186,440)
                                             ----------------------------------------------------------------------
 Net increase (decrease) ............         77,931,599     $ 1,752,838,475        121,437,786     $ 2,695,206,102
                                             ======================================================================
CLASS B SHARES:
 Shares sold ........................            523,222     $    11,913,019          3,907,329     $    85,406,593
 Shares issued in reinvestment
  of distributions ..................          1,566,103          34,247,537          1,024,375          21,602,620
 Shares redeemed ....................         (1,343,631)        (30,874,338)        (2,071,505)        (46,211,009)
                                             ----------------------------------------------------------------------
 Net increase (decrease) ............            745,694     $    15,286,218          2,860,199     $    60,798,204
                                             ======================================================================
CLASS C SHARES:
 Shares sold ........................          9,722,815     $   221,735,146         22,347,548     $   495,830,093
 Shares issued in reinvestment
  of distributions ..................          5,487,476         119,417,567          3,070,897          64,499,805
 Shares redeemed ....................         (5,189,195)       (118,688,249)        (8,798,910)       (195,027,594)
                                             ----------------------------------------------------------------------
 Net increase (decrease) ............         10,021,096     $   222,464,464         16,619,535     $   365,302,304
                                             ======================================================================


32 | Semiannual Report

Templeton Growth Fund, Inc.

2. CAPITAL STOCK (CONTINUED)

                                             --------------------------------------------------------------------
                                                    SIX MONTHS ENDED                        YEAR ENDED
                                                   FEBRUARY 28, 2006                      AUGUST 31, 2005
                                             --------------------------------------------------------------------
                                                SHARES           AMOUNT               SHARES           AMOUNT
                                             --------------------------------------------------------------------
CLASS R SHARES:
 Shares sold ........................         10,576,150     $ 249,238,393           3,195,510     $   72,262,686
 Shares issued in reinvestment
  of distributions ..................            439,664         9,713,651             163,147          3,474,315
 Shares redeemed ....................           (626,208)      (14,586,996)           (930,932)       (21,039,292)
                                             --------------------------------------------------------------------
 Net increase (decrease) ............         10,389,606     $ 244,365,048           2,427,725     $   54,697,709
                                             ====================================================================
ADVISOR CLASS SHARES:
 Shares sold ........................         27,224,644     $ 632,054,717          62,844,325     $1,425,501,693
 Shares issued in reinvestment
  of distributions ..................          8,810,724       196,210,725           3,032,942         65,074,912
 Shares redeemed ....................         (6,209,323)     (144,194,025)         (2,505,214)       (57,344,060)
                                             --------------------------------------------------------------------
 Net increase (decrease) ............         29,826,045     $ 684,071,417          63,372,053     $1,433,232,545
                                             ====================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
-------------------------------------------------------------------------------------------
Templeton Global Advisors Limited (TGAL)                           Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE           NET ASSETS
--------------------------------------------------------------------------------
       0.630%                 Up to and including $1 billion
       0.615%                 Over $1 billion, up to and including $5 billion
       0.600%                 Over $5 billion, up to and including $10 billion
       0.580%                 Over $10 billion, up to and including $15 billion
       0.560%                 Over $15 billion, up to and including $20 billion
       0.540%                 In excess of $20 billion


                                                          Semiannual Report | 33

Templeton Growth Fund, Inc.

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE         NET ASSETS
--------------------------------------------------------------------------------
       0.150%               Up to and including $200 million
       0.135%               Over $200 million, up to and including $700 million
       0.100%               Over $700 million, up to and including $1.2 billion
       0.075%               In excess of $1.2 billion

B. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.25% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Prior to November 1, 2005, Class A distribution costs exceeding the maximum for the current plan year could be reimbursed in subsequent periods. Effective November 1, 2005, the Class A reimbursement distribution plan was amended to discontinue the reimbursement of excess plan year costs in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ............................................          1.00%
Class C ............................................          1.00%
Class R ............................................          0.50%

C. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received a .......................    $3,996,303
Contingent deferred sales charges retained .........    $  487,157

a Net of commissions paid to unaffiliated broker/dealers.

D. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $15,260,545, of which $9,754,575 was retained by Investor Services.


34 | Semiannual Report

Templeton Growth Fund, Inc.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and merger expenses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

At February 28, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .......................................     $24,139,395,079
                                                                ===============
Unrealized appreciation ...................................     $ 5,751,534,633
Unrealized depreciation ...................................        (478,993,602)
                                                                ---------------
Net unrealized appreciation (depreciation) ................     $ 5,272,541,031
                                                                ===============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2006, aggregated $4,706,153,316 and $4,894,935,369, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                                                          Semiannual Report | 35

Templeton Growth Fund, Inc.

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the period ended February 28, 2006 were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                               NUMBER OF                                 NUMBER OF
                              SHARES HELD                               SHARES HELD       VALUE
                              AT BEGINNING     GROSS        GROSS         AT END         AT END OF      INVESTMENT  REALIZED CAPITAL
NAME OF ISSUER                 OF PERIOD     ADDITIONS    REDUCTIONS     OF PERIOD        PERIOD          INCOME       GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
AmerisourceBergen Corp. ...     4,500,000            --    4,500,000             --   $           --    $       --    $ 94,051,103
Interpublic Group of
 Cos. Inc. ................     8,036,800    21,963,200           --     30,000,000      310,800,000            --              --
Maxtor Corp. ..............    12,761,960            --    4,407,700      8,354,260               -- a          --     (15,763,012)
Sappi Ltd. ................    14,000,000            --           --     14,000,000      177,169,246     4,199,668              --
Tenet Healthcare Corp. ....    27,430,070     7,569,930           --     35,000,000      276,150,000            --              --
Willis Group Holdings Ltd.      8,375,200       624,800           --      9,000,000      309,960,000     3,655,000              --
                                                                                       --------------------------------------------
                               TOTAL AFFILIATED SECURITIES (3.70% of Net Assets)       $1,074,079,246    $7,854,668    $ 78,288,091
                                                                                       ============================================

a As of February 28, 2006, no longer an affiliate

9. MERGER

On May 20, 2005, the Fund acquired the net assets of Templeton Capital Accumulator Fund ("TCA Fund") pursuant to a plan of reorganization approved by TCA Fund's shareholders. The merger was accomplished by a tax-free exchange of 32,147,751 shares of the Fund (valued at $22.59) for the net assets of the TCA Fund which aggregated $726,226,861, including $101,976,718 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $24,020,113,056.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an


36 | Semiannual Report

Templeton Growth Fund, Inc.

10. REGULATORY MATTERS (CONTINUED)

Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March, 2005. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval a plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or their shareholders whole, as appropriate.


                                                          Semiannual Report | 37

Templeton Growth Fund, Inc.

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


38 | Semiannual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05
                                               Not part of the semiannual report

    [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
   INVESTMENTS                  San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GROWTH FUND, INC.

INVESTMENT MANAGER

Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

101 S2006 04/06







ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(A)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.    N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.   N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.        N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A


ITEM 10. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GROWTH FUND, INC.

By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  April 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  April 24, 2006


By /s/GALEN G. VETTER
Chief Financial Officer
Date  April 24, 2006